                                  PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT, (hereinafter referred to as "AGREEMENT"), made and entered into this 19th day of May, 1998, by and among TEXSTAR PETROLEUM, INC., a Texas corporation, 1000 Louisiana, 15th Floor, Houston, Texas, 77002, (hereinafter referred to as "Texstar"), and SOUTHERN GAS CO. OF DELAWARE, INC., a Delaware Corporation, 160 Morgan Street, Versailles, Kentucky, 40383 (hereinafter referred to as "Southern").

                                       RECITALS

     WHEREAS, Southern owns certain working and revenue interest in oil and gas properties, leases, wells and pipelines located in Mississippi (the "Assets"); and

     WHEREAS, Texstar desires to purchase from Southern the Assets and Southern desire to sell to Texstar the Assets; and

     WHEREAS, the parties are desirous of evidencing their agreements in respect of such purchase and sale of the Assets, which is to be made on all the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the parties agree as follows:


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                                      ARTICLE I

                                     DEFINITIONS

     1.1 CERTAIN DEFINITIONS. Except as otherwise expressly defined herein, all capitalized terms in this Agreement shall have the meanings assigned to them as follows:

                                  GLOSSARY OF TERMS

     "SOUTHERN" shall have the meaning assigned to such term in the Preamble

     "ASSETS" shall in addition to the meaning assigned to such term in Section
2.1 and the Preamble, mean all tangible and intangible personal and real property, including but not limited to all equipment, inventory, mineral leasehold interest, wells and pipelines appurtenant to the wells which are the subject of this Agreement, in Wayne, Jones, Lawrence and Jefferson Davis Counties, Mississippi.

     "CLOSING" shall mean the closing of the transactions contemplated by this Agreement.

     "CLOSING DATE" shall mean the date on which the Closing occurs.

     "CODE" shall mean the Internal Revenue Code of 1986.

     "IRS" shall mean the Internal Revenue Service.

     "KNOWLEDGE" shall mean actual knowledge or knowledge that such party should have obtained, acting diligently, by making due inquiry of such parties' directors, officers, employees, agents and/or others reasonably expected to be familiar with the particular subject matter.

     "LEASES" shall mean any oral or written contract for the use or occupancy of real or personal property, or mineral rights thereunder.

     "PERSON" shall mean any individual, firm, corporation, partnership or other business entity.

     "TEXSTAR" shall have the meaning assigned to such term in the Preamble.


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                                      ARTICLE II

                                  PURCHASE AND SALE

     2.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement and in reliance on the representations, warranties, covenants and agreements contained herein, Southern shall sell, assign, transfer and deliver to Texstar and Texstar agrees to purchase and acquire from Southern, at the Closing on the Closing Date (as defined in Section 3.3), the following assets and properties of Southern (the "ASSETS"):

     a. All of Southern's interest in and to those oil and/or gas wells (the "Wells") as set forth and identified in Exhibit "A", attached hereto and made a part hereof.

     b. All of Southern's interest in and to those oil and gas leases (the "Leases") as set forth and identified in Exhibit "B", attached hereto and made a part hereof.

     c. All surface and underground equipment and other personalty and fixtures in or on the Leases, to the extent Southern owns, possesses and has the right to transfer same (the "Facilities").

     2.2 PURCHASE PRICE. In reliance upon the representations and warranties and subject to the terms and conditions hereinafter set forth, Southern hereby sells, transfers, assigns and delivers to Texstar and Texstar hereby purchases and acquires from Southern all of the Assets for an aggregate deemed consideration of One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00) Dollars and the conveyance of a 5.5% working interest in the White Castle Dome


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Prospect (collectively the "Purchase Price"), which shall be paid by Texstar to
Southern at the time of Closing.

     2.3 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated as set forth in Exhibit "C", attached hereto and made a part hereof.

     2.4 EFFECTIVE DATE. The conveyance of the Assets as contemplated in this Agreement shall be deemed for all respects, except that all Representations and Warranties of Southern shall be applicable at the time of the Closing, to be effective on May 1, 1998.

     2.5 WHITE CASTLE DOME RIGHT OF FIRST REFUSAL. The parties acknowledge that Texstar is required to give notice of its intention to sale its interest in the White Castle Dome Prospect and that interest is subject to a "RIGHT OF FIRST REFUSAL" by Shell Western E&P, Inc. Texstar stipulates that the parties have established a value on its interest in White Castle Dome Prospect at $780,000 (the "Right of First Refusal Payment"), and in the event Shell Western E&P, Inc. elects to exercise their right of first refusal and acquire Texstar's interest for the Right of First Refusal Payment, Texstar, upon receipt, shall immediately remit said monies to Southern. Furthermore, should Texstar be unable to transfer its interest to Southern by August 1, 1998, it shall remit the sum of $780,000 to Southern. Texstar agrees to use its best efforts to transfer its interest in the White Castle Dome Prospect to Southern.


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                                     ARTICLE III

                                       CLOSING

     3.1 CLOSING. The Closing of the purchase and sale of the Assets (the "CLOSING"), shall be held on May 19, 1998 (the "CLOSING DATE"), or on such other date as shall be mutually agreed upon by Texstar and Southern. The Closing shall be held at the offices of Texstar in Houston, Texas, or at such other location as the parties hereto may mutually agree upon.

     3.2 DELIVERIES BY SOUTHERN TO TEXSTAR. Southern shall deliver to Texstar at Closing:

          (a) Bill of sale, assignment and/or other instruments of transfer referred to in this Agreement, in the forms attached hereto as Exhibits "D-1", "D-2" and "D-3" to effect the transfer of the Assets to Texstar.

          (b) A copy of the resolutions, certified by the Secretary of Southern, authorizing Southern to enter into the transactions contemplated by this Agreement to which it is a party.

     3.3 DELIVERIES BY TEXSTAR TO SOUTHERN. At the Closing, Texstar shall deliver to Southern:

          (a) A bank cashier's check or wire transfer for the Purchase Price as provided in Section 2.2.


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          (b)  A copy of the resolutions, certified by the Secretary of Texstar, authorizing Texstar to enter into the transactions contemplated by this Agreement.

          (c) Bill of sale, assignment and/or other instruments of transfer referred to in this Agreement, in the form attached hereto as Exhibit "E", to effect the transfer of Texstar interest in the White Castle Dome Prospect to Southern.

                                      ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF SOUTHERN
                              WITH RESPECT TO THE ASSETS

     In order to induce Texstar to enter into this Agreement and to consummate the transactions contemplated hereby, to the extent that the representations and warranties contained in this Article IV, relate to the Assets, or the falsity of such representations or warranties could affect Texstar's rights in or use of the Assets, Southern represents and warrants to Texstar as follows:

     4.1 FORMATION OF SOUTHERN. That Southern is a corporation which was duly formed, validly existing and in good standing under the laws of the State of Delaware, with the power and authority to own, lease and operate its properties and to carry on their business as now being conducted.


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     4.2  AUTHORITY OF SOUTHERN.  Southern has the necessary power and authority, and has taken all necessary and proper action to approve this Agreement and to consummate the transactions contemplated hereby and thereby. True and complete copies of the resolutions heretofore duly and validly adopted by Southern evidencing such authorization (which resolutions have not been modified or rescinded and will be in full force and effect at the Closing), certified by an Officer of Southern. This Agreement will, upon the execution and delivery hereof and thereof, constitute a valid and binding obligation of Southern enforceable against Southern in accordance with its respective terms.

     4.3 TITLE TO PROPERTIES; ENCUMBRANCES. Southern makes no representation or warranty as to title and Texstar accepts the assignment of the Assets with full knowledge that it is acquiring Southern's interest without any such warranty or representation.

     4.4 LITIGATION. There are no claims, actions, suits, proceedings, or, to the best of Southern's Knowledge and belief, investigations (collectively, "Actions") pending or threatened by or against, or involving the Assets, and there are no actions which question or challenge the validity of this Agreement or any action taken or to be taken by Southern pursuant to this Agreement or in connection with the transactions contemplated hereby or thereby, and Southern does not know of any valid basis for any such Action.


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                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                   OF TEXSTAR

     Texstar hereby represents and warrants to Southern as follows:

     5.1 ORGANIZATION OF TEXSTAR. Texstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, it is qualified to do business as a foreign corporation in every jurisdiction in which it transacts business and has the corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Texstar has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Texstar, and the consummation by Texstar of the transactions contemplated hereby and thereby, have been duly authorized (or will be ratified) by Texstar's Board of Directors and no other corporate proceedings on the part of Texstar or any other Person are (will be) necessary to authorize Texstar's entering into this Agreement to which it is a party or the consummation of the transactions contemplated hereby and thereby. True and complete copies of the resolutions duly and validly adopted by such Board of Directors evidencing such authorizations (or ratification) (which resolutions shall not have been modified or rescinded and will be in full force and effect on the Closing Date), certified by the Secretary of Texstar, will be delivered to Southern by Texstar on or before the Closing.


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     5.3  PURCHASE PRICE.  Texstar has the funds in which to fully comply with the terms and conditions of Article II.

                                   ARTICLE VI

                    CONDITIONS TO THE OBLIGATIONS OF SOUTHERN

     The obligation of Southern to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, unless waived in writing by
Southern:

     6.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Texstar contained in, or made pursuant to, this Agreement shall be true, complete and accurate in all material respects as of the date when made, and at and as of the Closing Date as though such representations and warranties were made at and as of the Closing, except for changes expressly permitted or contemplated by the terms hereof or thereof.

     6.2 PERFORMANCE. Texstar shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

     6.3 NO GOVERNMENT PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative


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proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by this Agreement.

     6.4 CONSENTS. All permits, authorizations, consents, approvals and waivers necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained and copies thereof delivered by Southern. The consummation of this transaction is subject to Southern receiving consent from its primary lenders of the divestiture of the Assets.

     6.5 PAYMENT OF CONSIDERATION. Texstar shall have paid the purchase price as provided for in Article II of this Agreement.

                                  ARTICLE VII

                    CONDITIONS TO THE OBLIGATIONS OF TEXSTAR

     The obligation of Texstar to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, unless waived in writing by Texstar.

     7.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Southern contained in this Agreement shall be true and accurate in all material respects as of the date when made, and at and as of the Closing Date, as though such representations and warranties


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were made at and as of the Closing Date, except for changes expressly permitted or contemplated by the terms hereof or thereof.

     7.2 PERFORMANCE. Southern shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by Southern on or prior to the Closing Date.

     7.3 NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by this Agreement.

                                  ARTICLE VIII

                                  TERMINATION

     8.1 METHODS OF TERMINATION. The transactions contemplated by this Agreement may be terminated;

          (a)  By mutual consent of Texstar and Southern; or

          (b) By either party on the Closing Date if any of the conditions provided for in this Agreement shall not have been met or waived in writing prior to such date.


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                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     9.1 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement between Texstar and Southern.

     9.2 WAIVER OF COMPLIANCE. Any failure of Texstar to comply with any obligation, covenant, agreement, or condition herein may be waived by Southern, and any failure of Southern to comply with any obligation, covenant, agreement or condition herein may be waived by Texstar; PROVIDED, HOWEVER, that any such waiver may be made only by a written instrument signed by the party or parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     9.3 BINDING EFFECT; ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; PROVIDED, HOWEVER, Texstar may assign this Agreement in whole or in part, or assign any of its respective rights, interests or obligations hereunder without the written consent of Southern.

     9.4 FURTHER ASSURANCES. From time to time, at the request of Texstar, and without further consideration, Southern at their expense, will execute and deliver to Texstar such other


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documents, and take such other action as Texstar may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Texstar title to the Assets.

     9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (without regard to its conflicts of law doctrines).

     9.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become a binding agreement when one or more of the counterparts have been signed by each of the parties hereto and delivered to each of the other parties.

     9.7 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, courier, mailed by registered or certified mail (return receipt requested), or telecopied to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          IF TO SOUTHERN:

          Southern Gas Co. of Delaware, Inc.
          160 Morgan Street
          Versailles, Kentucky 40383
          Attention:  David Stetson
          Telephone:  606-873-5455
          Fax:        606-873-4689


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

          IF TO TEXSTAR:

          Texstar Petroleum, Inc.
          1000 Louisiana, Suite 1500
          Houston, Texas 77002
          Telephone:  713-739-0351
          Fax:        713-739-8402
          Attention:  Hiram Lucius

     9.8 ENTIRE AGREEMENT. This Agreement, including the Exhibits attached hereto, and the schedules, other documents and instruments referred to in this Agreement (which are hereby incorporated by reference and deemed to constitute a part of "this Agreement"), enbodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     9.9 HEADINGS. The section or paragraph headings contained in this Agreement are for convenience reference only, and shall not in any way effect the meaning or interpretation of this Agreement. This Agreement may be executed simultaneously.

     9.10 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable or being enforced by any rules, law or public policy, all other conditions and provisions of this Agreement shall, nevertheless, remain in full force and effect so long as economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid,


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illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible, in an acceptable manner to the end of the transactions contemplated hereby are fulfilled to the extent possible.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                       TEXSTAR PETROLEUM, INC.

                                       BY:  /s/ Ernest J. LaFlure
                                            ------------------------------
                                            Ernest J. LaFlure

                                       ITS:
                                            ------------------------------
                                            President


                                       SOUTHERN GAS CO. OF DELAWARE, INC.

                                       BY:  /s/ David Stetson
                                            ------------------------------
                                            David Stetson

                                       ITS:
                                            ------------------------------
                                            General Counsel


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